UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                             Date of Report 08-02-02

                                   SULPHCO INC
                         -------------------------------
                         (Name of small business issuer)

            Nevada                               88-0222729
  -----------------------              --------------------------------
  (State of Incorporation)             (IRS Employer Identification No)

                      1650 Meadow Wood Lane, Reno, NV 89502
                     (Address of principal executive office)

                                 (775) 829-1310
                           (Issuers telephone number)

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Item 6. Resignation of Registrant's Director

On July 29, 2002 the resignation of Alexanger H. Walker, Jr. an Officer and Director of Sulphco, Inc. was accepted by the Board of Directors on behalf of the Company. At that meeting, a special meeting of the Board of Directors, Pat Lacy was elected as a temporary member of the Board of Directors of Sulphco, Inc. Pat Lacy will continue as Controller of the company.


Item No. 7.       Exhibits

Letters on resignation of member of the Board of Directors:

              a.  July 29, 2002 resignation letter from Alexander H. Walker, Jr.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2nd , 2002

                            SULPHCO, INC.


                            By: /s/ Rudolph Gunnerman
                                ----------------------
                            Rudolph Gunnerman
                            Chairman of the Board
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                                   Exhibit "A"
                            Alexander H. Walker, Jr.
                               1700 Coronet Drive
                                 Reno, NV 89509

July 29, 2002

Sulphco Inc.
c/o Dr. Rudolph W. Gunnerman
Chairman of the Board
1650 Meadow Wood Lane

Reno, Nevada 89502

         Re: Resignation.

To the Board of Directors:

         At the request of the Chairman of the Board, President, CEO and principle stockholder, Rudolph W. Gunnerman, I hereby resign as an Officer and Director of SulphCo, Inc., a Nevada Corporation effective immediately.

Very truly yours,


/s/Alexander H. Walker, Jr.
---------------------------
   Alexander H. Walker, Jr.
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